Exhibit 10.8

Renewal Agreement:

Agreement Date : August 31, 2020	Confirmation No : 11033770

Business Centre Details	Client Details

DUBLIN, Spaces South Docklands		Company Name	Amarin Pharmaceuticals Ireland Ltd
		Contact Name	Tom Maher
Address	77 Sir John Rogerson’s Quay Block C Grand Canal Docklands Dublin 2 D02 VK60 Republic of Ireland	Address * Town/City * County/State/ Province/ Municipality Post Code * Country *	88 Harcourt Street Dublin D2 Republic of Ireland
Office Payment Details (exc. VAT and exc. services)

Office Number	Price per Person per Day	Discount on Initial Term	Discounted Price per Person per Day	x People	Discounted Price per Office per Day
102	€ 74.90	19.465%	€ 60.32	1	€ 60.32
103	€ 100.23	19.465%	€ 80.72	1	€ 80.72

Total Average Monthly Price per Person per Month	€ 2,115.65
Total Monthly Price	€ 4,231.30

Service Provision :	Start Date	September 14, 2020	End Date	April 30, 2021

•An Activation fee of € 40.00 per occupant will be payabe. I

•Invoices/Fees are changed on a monthly basis which is calculated based on a 30-day month I

•All agreements end on the last calendar day of the month. I

•A refundable service retainer equivalent to 2 x monthly office fee will be payable. I

Terms and Conditions

We are Regus CME Ireland Limited . This Agreement incorporates our terms of business set out on attached Terms and Conditions, attached

House Rules and Service Price Guide (where available) which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. This agreement is binding from the agreement date and may not be terminated once it is made,

except in accordance with its terms. Note that the Agreement does not come to an end automatically. See “Automatic Renewal” section of your terms and conditions for the notice terms if you wish to end your agreement.

I accept the terms and conditions Please enter your VAT number, so that we can process your order: Not VAT Registered:
Confirm by typing your name in the box below

Name:	Tom Maher	on behalf of Amarin Pharmaceuticals Ireland Ltd	Signed on August 31, 2020

          I confirm these details are correct to the best of my knowledge